UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.	Regulation FD Disclosure.

On January 25, 2022, Spero Therapeutics, Inc. (the “Company”) updated its investor presentation (the “Investor Presentation”), which the Company expects to use in connection with general corporate presentations and will be made available on the Company’s website or distributed by the Company in hardcopy or electronic form.

A copy of the Investor Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”). The Investor Presentation is current as of January 25, 2022, and the Company disclaims any obligation to update the Investor Presentation after such date.

In accordance with General Instruction B.2 on Form 8-K, except as set forth under Item 8.01 below, the information set forth in this Item 7.01 and the Investor Presentation is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

Certain portions of the Investor Presentation are attached as Exhibit 99.2 to this Current Report and are filed with this Current Report.

Forward-looking Statements

This report, including the exhibits hereto, contains forward-looking statements. These statements include, but are not limited to, statements about the potential approval by the U.S. Food and Drug Administration (“FDA”) of a New Drug Application (“NDA”) for tebipenem HBr; the timing of launch of tebipenem HBr; future commercialization of tebipenem HBr; the potential number of patients who could be treated by tebipenem HBr and market demand for tebipenem HBr generally; the effectiveness of tebipenem HBr and its potential impact on healthcare resource utilizations; expected broad access across payer channels for tebipenem HBr; the expected pricing of tebipenem HBr and the anticipated shift in treating patients from intravenous to oral administration; the initiation, timing, progress and results of the Company’s preclinical studies and clinical trials and its research and development programs, including management’s assessment of such results; the direct and indirect impact of the pandemic caused by an outbreak of a strain of coronavirus (COVID-19) on the Company’s business and operations; the timing of the availability of data from the Company’s clinical trials; the timing of the Company’s filings with regulatory agencies; and the Company’s cash forecast and anticipated expenses and the availability of additional non-dilutive funding from governmental agencies beyond any initially funded awards. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intent,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including any delays in review of the NDA submission by the FDA for any reason or that the Physician Drug User Fee Act date for the NDA review may be revised; the timing and content of advice given and decisions made by regulators, including the FDA; the Company’s need for additional funding; the lengthy, expensive, and uncertain process of clinical drug development; whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials; whether the Company’s product candidates will advance through the preclinical development and clinical trial process on a timely basis, or at all, taking into account such factors as the effects of possible regulatory delays, slower than anticipated patient enrollment, manufacturing challenges, clinical trial design, clinical data requirements and clinical outcomes; whether the results of such clinical trials will warrant submission for approval from the FDA or equivalent foreign regulatory agencies; whether the Company will satisfy all of the pre-conditions to receipt of the development milestone payments under its agreements with Everest Medicines and certain entities managed by HealthCare Royalty Management, LLC (HCR); whether BARDA elects to exercise its second option under the Company’s agreement with BARDA; the Company’s reliance on third parties to manufacture, develop, and commercialize its product candidates, if approved; the ability to develop and commercialize the Company’s product candidates, if approved; the Company’s ability to re-initiate the Phase 2a clinical trial of SPR720 for nontuberculous mycobacterial (NTM) pulmonary disease; the potential impact of the COVID-19 pandemic; the Company’s ability to retain key personnel and to manage its growth; whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; and other factors discussed in the “Risk Factors”

set forth in filings that the Company periodically makes with the U.S. Securities and Exchange Commission. The forward-looking statements included in this report, including the exhibits hereto, represent the Company’s views as of the date of this report. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Investor Presentation of Spero Therapeutics, Inc. dated January 25, 2022.

Exhibit 99.2	Excerpts from Investor Presentation of Spero Therapeutics, Inc. dated January 25, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPERO THERAPEUTICS, INC.

Date: January 25, 2022	By:	/s/ Tamara Joseph
Tamara Joseph
Chief Legal Officer